Exhibit 10.6

FATHOM REALTY HOLDINGS LLC

CONTRIBUTION AND EXCHANGE AGREEMENT

This CONTRIBUTION AND EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 4, 2018, by and between Fathom Holdings Inc., a North Carolina corporation (the “Company”), and the members of Fathom Realty Holdings LLC, a Texas limited liability company (“Fathom Holdings”), party hereto (the “Members”).

RECITALS

WHEREAS, subject to the terms and conditions set forth herein, each Member desires to receive Series B Common Stock of the Company (the “Exchanged Shares”) in the amount(s) set forth with respect to such Member on Exhibit A attached hereto in exchange for contributing, assigning, conveying, transferring and delivering to the Company, all of the membership interests of Fathom Holdings owned by such Member as set forth on Exhibit A hereto (the “Contributed Interests”), such exchange intended to qualify as a tax-free exchange under Section 351 of the Internal Revenue Code;

WHEREAS, the Contributed Interests are delivered in accordance with that certain Amended and Restated Company Agreement of the Company dated effective as of September 22, 2014, as amended (the “Operating Agreement”); and

WHEREAS, in exchange for the Contributed Interests, the Company desires to issue to each Member the Exchanged Shares set forth beside each Member’s name on Exhibit A attached hereto.

NOW THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Company and each Member hereby agree as set forth below.

Section 1. Agreement to Exchange Securities. Subject to the provisions of this Agreement, (a) each Member agrees to contribute, assign, convey, transfer and deliver to the Company such Member’s Contributed Interests as set forth on Exhibit A, and (b) in consideration for the contribution of such Member’s Contributed Interests, the Company agrees to issue, exchange and deliver to each Member such Member’s Exchanged Shares as set forth on Exhibit A.

Section 2. Closing. The delivery to the Members of the Exchanged Shares in exchange for the Contributed Interests shall take place at a closing (the “Closing”) on the date hereof at the offices of Wyrick Robbins Yates & Ponton LLP.

(a)          On or prior to the Closing, each Member shall deliver to the Company:

(i)	a counterpart to this Agreement duly executed by such Member; and

(ii)	a spousal consent duly executed by the spouse of such Member, if applicable.

(b)          On or prior to the Closing, the Company will deliver to each Member:

(i)	a counterpart to this Agreement duly executed by the Company; and

(ii)	a certificate to each Member representing such Member’s Exchanged Shares.

Section 3. Acknowledgement of Termination of Rights. The Members hereby acknowledge and agree that upon receipt of the Exchanged Shares all rights to any direct ownership interest in Fathom Holdings and any agreements related thereto will be terminated with respect to the Members.

Section 4. Representations and Warranties of the Members. Each Member represents and warrants to the Company as follows:

(a)          Each Member has all requisite power, authority and legal capacity to execute and deliver this Agreement and to perform such Member’s obligations under this Agreement. None of the execution, delivery or performance by such Member of this Agreement shall conflict with or violate any agreement, document, instrument or certificate to which such Member is a party or by which such Member is bound. None of the execution, delivery or performance by such Member of this Agreement shall require the consent of, a waiver by or notification to any third party that has not been obtained or given.

(b)          Each Member has good and valid title to the Contributed Interests, free and clear of any and all liens, claims, encumbrances and rights of all others whomsoever, except as set forth in the Operating Agreement.

(c)          Each Member understands that the Exchanged Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchanged Shares or an available exemption from registration under the 1933 Act, the Exchanged Shares must be held indefinitely. In particular, each Member is aware that the Exchanged Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Each Member understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Exchanged Shares.

Section 5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Members as follows:

(a)          The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, including the issuance of the Exchanged Shares. None of the execution, delivery or performance by the Company of this Agreement shall conflict with or violate any agreement, document, instrument or certificate to which the Company is a party or by which the Company is bound. None of the execution, delivery or performance by the Company of this Agreement shall require the consent of, a waiver by or notification to any third party that has not been obtained or given.

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(b)           All of the Exchanged Shares to be issued to each Member under this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued, and free and clear of any and all liens, claims, encumbrances and rights of all others whomsoever.

Section 4. Survival. All of the representations, warranties and agreements of the Members set forth herein shall survive the execution and delivery of this Agreement.

Section 5. Transfer Provisions. The Members and Company agree that the Members will be subject to certain restrictions on their ability to transfer their respective Exchanged Shares. All transferees of Exchanged Shares or any interest therein will receive and hold such Exchanged Shares subject to the provisions of this Agreement. Any sale or transfer of the Exchanged Shares shall be void unless the provisions of this Agreement are met.

Section 6. Assignment; Binding Effect; Third-Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Each of the Company’s affiliates is a third-party beneficiary under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement (other than as set forth in the immediately preceding sentence), express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 7. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings (oral and written) among the parties with respect thereto.

Section 8. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

FATHOM HOLDINGS INC.

By:	/s/ Joshua Harley
Joshua Harley, President

[Signature Page to Contribution and Exchange Agreement]

MEMBERS:

/s/ Joshua Harley
Joshua Harley

/s/ Glenn Sampson
Glenn Sampson

/s/ Sean Varin
Sean Varin

/s/ Bruce Ives
Bruce Ives

/s/ Sherry Riano
Sherry Riano

/s/ Jack Sherman
Jack Sherman

/s/ Marco Fregenal
Marco Fregenal

/s/ Glenn Astolfi
Glenn Astolfi

[Signature Page to Contribution and Exchange Agreement]

Exhibit A

Contributed Interests

	Contributed Interests of Fathom Realty Holdings
Member	Voting Common Units	Nonvoting Common Units	Preferred Units	Total Units
Joshua Harley	11,810,526	0	1,157,660	12,968,186
Glenn Sampson	4,031,511	0	385,887	6,993,253
Sean Varin	133,583	0	0	133,583
Bruce Ives	133,583	0	0	133,583
Sherry Riano	37,615	0	0	37,615
Jack Sherman	31,350	0	0	31,350
Marco Fregenal	0	2,495,584	0	2,495,584
Glenn Astolfi	44,955	0	0	44,955

Exchanged Shares

Member	Series B Common Stock of the Company
Joshua Harley	41,107,948
Glenn Sampson	22,167,964
Sean Varin	423,446
Bruce Ives	423,446
Sherry Riano	119,236
Jack Sherman	99,377
Marco Fregenal	7,910,770
Glenn Astolfi	142,503

SPOUSAL CONSENT

The undersigned, being the spouse of Joshua Harley, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

Melissa Harley
[Spouse's Name]

/s/ Melissa Harley
[Spouse Signature]

Address:	3608 Bahama Dr.
Plano, TX 75074

SPOUSAL CONSENT

The undersigned, being the spouse of Glenn Sampson, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

Jean P. Sampson
[Spouse's Name]

/s/ Jean P. Sampson
[Spouse Signature]

Address:	3520 Bahama Drive
Plano, TX 75074

SPOUSAL CONSENT

The undersigned, being the spouse of Sean Varin, who is a party to that certain Contribution and Exchange Agreement dated September 4 , 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September _4__, 2018

Leticia Varin
[Spouse's Name]

/s/ Leticia Varin
[Spouse Signature]

Address:	139 Shasta Drive
Hickory Creek, TX 75065

SPOUSAL CONSENT

The undersigned, being the spouse of Bruce Ives, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

Kathleen Ives
[Spouse's Name]

/s/ Kathleen Ives
[Spouse Signature]

Address:	111 Hidden Valley Airpark
Shady Shores, TX 76208

SPOUSAL CONSENT

The undersigned, being the spouse of Sherry Riano, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

R. Riano
[Spouse's Name]

/s/ R. Riano
[Spouse Signature]

Address:

SPOUSAL CONSENT

The undersigned, being the spouse of Jack Sherman, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

Evelyn Sherman
[Spouse's Name]

/s/ Evelyn Sherman
[Spouse Signature]

Address:

SPOUSAL CONSENT

The undersigned, being the spouse of Marco Fregenal, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

Renée C. Fregenal
[Spouse's Name]

/s/ Renée C. Fregenal
[Spouse Signature]

Address:	3108 Megwood Court
Apex, NC 27539

SPOUSAL CONSENT

The undersigned, being the spouse of Glenn R. Astolfi, who is a party to that certain Contribution and Exchange Agreement dated September 4, 2018 (the “Contribution Agreement”), by and among certain members of Fathom Realty Holdings LLC, a Texas limited liability company (the “Company”), and Fathom Holdings Inc., a North Carolina corporation, hereby consents to (i) the execution of the Contribution Agreement by his or her spouse, (ii) any agreements, consents and transactions contemplated thereunder to which his or her spouse is a party or signatory, and (iii) the performance by his or her spouse of such obligations under the Contribution Agreement.

Further, the undersigned hereby acknowledges the existence of the Contribution Agreement and his or her agreement to bind to the terms of the Contribution Agreement his or her community property and/or quasi-community property interest, if any, in any of the membership interests in the Company owned by his or her spouse; provided, however, that nothing contained in this provision is intended to, nor shall be deemed to, confer or create any community property and/or quasi-community property interest in such membership interests upon the undersigned.

Dated September 4, 2018

Pamela J. Astolfi
[Spouse's Name]

/s/ Pamela J. Astolfi
[Spouse Signature]

Address:	314 Montclair Dr.
Apex, NC 27502